Winner Medical Group Inc. to Host First Quarter 2011 Earnings Conference Call on Thursday, February 10, 2011 at 08:30 a.m. EST

SHENZHEN, China, January 31 /PRNewswire-Asia/ -- Winner Medical Group Inc. (NASDAQ: WWIN; "Winner Medical" or the "Company"), a leading manufacturer of medical dressings, medical disposables and non-woven fabric made from 100% natural PurCotton® products in China, today announced that it will release financial results for its first quarter 2011 on Thursday, February 10, before the market opens. Winner Medical’s senior management will host a conference call to discuss these results.

Date of the conference call: Thursday, February 10, 2011

Time: 08:30 a.m. EST
Dial-in Number: +1-800-659-1966 (US)
10-800-130-0399 (South China)
10-800-852-1490 (North China)
###-##-#### (Hong Kong)
+1-617-614-2711 (International)
Pass code: 19641990

A telephone replay will be available shortly after the conclusion of the call and will be accessible through February 17, 2010 by calling +1-888-286-8010 (US) or +1-617-801-6888 (International); Pass code: 69835750.

The earnings release will be available on the investor relations page of Winner Medical's website at http://ir.winnermedical.com on Friday, February 11, 2011 (EST).

About Winner Medical:

Winner Medical is a leading medical disposable products manufacturer in China, with business operations consisting of manufacturing, researching, developing and marketing cotton-based medical dressings and medical disposables, as well as consumer products. The Company has ten wholly-owned operating subsidiaries and three joint ventures, which manufacture tailored medical disposables and dressings, as well as non-woven fabric made from 100% natural cotton.  With a vertically integrated supply chain ranging from spinning fabric to finished goods, the Company provides its customers with a wide range of products, from surgical and wound care to consumer. The Company sells and markets its medical products and 100% natural cotton non-woven jumbo rolls in China and abroad. For nine consecutive years, the Company has been ranked as one of the top medical dressing exporters in China, with the United States, Europe, China and Japan being its most important markets. In addition, the Company distributes finished cotton non-woven consumer products under its own “PurCotton” brand name in China. With more than 20 years of international experience in the medical dressings and disposables field, the Company has a deep market understanding. This provides Winner Medical with a solid foundation, upon which it plans to expand by growing its medical grade 100% cotton retail business. To learn more about Winner Medical, please visit Winner Medical's web site at: http://ir.winnermedical.com.

Forward-Looking Statements:

This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding Winner Medical and its subsidiary companies' business strategy, plans and objective and statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although Winner Medical believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Winner Medical's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Winner Medical's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to Winner Medical or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, Winner Medical does not assume a duty to update these forward-looking statements.

For more information, please contact:

Company:
Ms. Huixuan Chen (Fiona)
Investor Relations Manager
Winner Medical Group Inc.
Tel:	+86-755-2806-6858
+86-755-2813-8888 x691
Email: investors@winnermedical.com
Web:   http://ir.winnermedical.com

Investors:
Mr. Scott Powell
HC International, Inc.
Tel:   +1-917-721-9480
Email: scott.powell@hcinternational.net
Web:   http://www.hcinternational.net